UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUAN TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 8, 2024

Primerica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34680	27-1204330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Primerica Parkway Duluth, Georgia 30099
(Address of principal executive offices, and Zip Code)

(770) 381-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2024 annual stockholders’ meeting on May 8, 2024. There were 34,698,340 shares of common stock outstanding and entitled to be voted, and 31,860,171 of those shares (92% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
John A. Addison, Jr.	30,264,468	382,893	18,670	1,194,140
Joel M. Babbit	30,202,837	439,973	23,221	1,194,140
Amber L. Cottle	30,478,401	175,066	12,564	1,194,140
Gary L. Crittenden	30,352,370	292,325	21,336	1,194,140
Cynthia N. Day	28,083,621	2,561,231	21,179	1,194,140
Sanjeev Dheer	30,610,738	39,409	15,884	1,194,140
Beatriz R. Perez	29,076,095	1,569,477	20,459	1,194,140
D. Richard Williams	29,969,250	676,973	19,808	1,194,140
Glenn J. Williams	30,309,820	330,437	25,774	1,194,140
Darryl L. Wilson	30,646,161	5,421	14,449	1,194,140
Barbara A. Yastine	29,772,380	870,515	23,136	1,194,140

Proposal 2: An advisory vote on executive compensation (Say-on-Pay) was approved.

For	Against	Abstain	Broker Non-Votes
30,290,504	351,558	23,969	1,194,140

Proposal 3: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

For	Against	Abstain	Broker Non-Votes
31,682,914	161,451	15,806	N/A

The information provided pursuant to Items 5.07 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2024		PRIMERICA, INC.

	By:	/s/ Stacey K. Geer
Stacey K. Geer
Executive Vice President, Chief Governance and Risk Officer and Deputy General Counsel